UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2017

V. F. Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5256	23-1180120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Corporate Center Boulevard Greensboro, North Carolina	27408
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 336-424-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

VF held its annual meeting of shareholders (the “Meeting”) on April 25, 2017. At the Meeting, Juan Ernesto de Bedout did not stand for reelection to the Board of Directors. VF acknowledged the outstanding service rendered by Mr. de Bedout since his election to the Board in 2000. The Board has decreased the size of the Board to thirteen members.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Meeting, VF shareholders voted on the election of thirteen directors, whether to approve named executive officer compensation, the frequency of future advisory votes on executive compensation, and the ratification of the selection of PricewaterhouseCoopers LLP as VF’s independent registered public accounting firm for fiscal 2017.

The results of the election were as follows:

1.	With respect to the election of the thirteen nominees as directors of VF, the votes were cast for the nominees as set forth opposite their names below:

Name of Director	Votes For	Votes Withheld	Non Votes
Richard T. Carucci	327,289,296	3,190,194	53,202,208

Juliana L. Chugg	324,843,054	5,636,436	53,202,208

Benno Dorer	328,856,203	1,623,287	53,202,208

Mark S. Hoplamazian	327,256,513	3,222,977	53,202,208

Robert J. Hurst	323,631,406	6,848,084	53,202,208

Laura W. Lang	324,867,387	5,612,103	53,202,208

W. Alan McCollough	321,288,216	9,191,274	53,202,208

W. Rodney McMullen	311,562,830	18,916,660	53,202,208

Clarence Otis, Jr.	320,983,930	9,495,560	53,202,208

Steven E. Rendle	329,808,120	671,371	53,202,208

Carol L. Roberts	328,882,734	1,596,756	53,202,208

Matthew J. Shattock	324,597,345	5,882,145	53,202,208

Eric C. Wiseman	322,626,342	7,853,149	53,202,208

2.	With respect to the advisory vote to approve named executive officer compensation, the votes were cast for the proposal as set forth below:

Votes For: 302,192,451

Votes Against: 21,089,850

Votes Abstaining: 7,196,708

Non Votes: 53,202,689

3. With respect to the advisory vote on the frequency of future advisory votes on executive compensation:

Votes For One Year: 313,322,379

Votes For Two Years: 1,393,150

Votes For Three Years: 15,377,435

Votes Abstaining: 386,033

Non Votes: 53,202,701

VF will include an advisory vote on executive compensation in its proxy materials every year (the frequency selected by the majority of VF’s shareholders) until the next advisory vote on the frequency of future advisory votes on executive compensation, which will occur no later than VF’s 2023 annual meeting of shareholders.

4.	With respect to the proposal to ratify the selection of PricewaterhouseCoopers LLP as VF’s independent registered public accounting firm for the 2017 fiscal year, the votes were cast for the proposal as set forth below:

Votes For: 369,141,843

Votes Against: 14,018,104

Votes Abstaining: 521,750

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION
(Registrant)

April 26, 2017	By:	/s/ Laura C. Meagher
Laura C. Meagher
Vice President, General Counsel and Secretary

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